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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File No. 333-34569.



                                                ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
June 23, 2000.




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